UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2007

TYCO INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836

(Commission File Number)

Second Floor, 90 Pitts Bay Road

Pembroke, HM 08, Bermuda

(Address of Principal Executive Offices, including Zip Code)

441-292-8674

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

       On January 18, 2007, the Company announced that it filed with the U.S. Securities and Exchange Commission certain documents to register equity and debt securities in connection with the Company’s upcoming separation into three independent, publicly-traded companies. The Company also is providing certain financial schedules to supplement the financial information included in the Company’s Registration Statement on Form S-1.

A copy of the press release is furnished as Exhibit 99.1 to this report.

A copy of the financial schedules is furnished as Exhibit 99.2 to this report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

99.1	Press release issued January 18, 2007

99.2	Financial Schedules

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

By:	/s/ Carol Anthony Davidson
Carol Anthony Davidson
Senior Vice President, Controller and
Chief Accounting Officer

Date: January 18, 2007